Goodwill	12 Months Ended
Dec. 31, 2025
Goodwill.
Goodwill

15.Goodwill

Goodwill originated from acquisitions made by the Group and is attributable to the following operating segments:

	At December 31,
	2025			2024
(Euro thousands)	Gross	Impairment	Net	Gross	Impairment	Net
Lanvin	45,931	45,931	—	45,931	31,208	14,723
Wolford	11,701	—	11,701	11,701	—	11,701
St. John	11,691	—	11,691	11,691	—	11,691
Total goodwill	69,323	45,931	23,392	69,323	31,208	38,115